Exhibit 10.1
FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of August 27, 2025 (the “First Amendment Effective Date”), is by and among Valaris Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), each of the Lenders that is a signatory hereto and Citibank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Company, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Trustee are parties to that certain Senior Secured Revolving Credit Agreement dated as of April 3, 2023 (as in effect immediately prior to the execution hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain credit available to and on behalf of the Company.
B.    The parties hereto desire to enter into this Amendment to, among other things, amend the Existing Credit Agreement as set forth herein effective as of the First Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to this Amendment. Section 1.6 of the Credit Agreement is incorporated herein by reference mutatis mutandis as if fully set forth herein, except to the extent directly conflicting with the immediately preceding sentence.
Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3, Section 7.12 of the Existing Credit Agreement is hereby amended by amending and restating the section in its entirety as follows:
Section 7.12    Flag and Registry. The Company shall not, nor shall it permit the owner or bareboat charterer (if any) of a Collateral Rig, Specified Rig or the DS-10 Rig to, change the flag or the vessel and/or ship registry of any Collateral Rig, Specified Rig or the DS-10 Rig; provided that any of the following shall be permitted: (a) in connection with a bareboat charter of a Collateral Rig to a Restricted Subsidiary or to ARO (so long as the ARO Equity Holder holds equity interests in ARO), as charterer, a registration as a “foreign bareboat”, a temporary bareboat registration or a temporary re-flagging (or equivalent) of such Collateral Rig in the name of such Restricted Subsidiary or ARO (so long as the ARO Equity Holder holds equity interests in ARO) that is the bareboat charterer thereof in an Acceptable Flag Jurisdiction (and an extension or renewal of any such registration or temporary flag (or equivalent)) to the extent and for so long as such bareboat charter or temporary registration or temporary re-flagging (or equivalent) is required for such Collateral Rig in order to comply with local jurisdictional requirements or customs in connection with a charter party agreement, Drilling Contract or any demise, bareboat, time, voyage, other charter, lease or other right to use of such Collateral Rig (any of the foregoing, a “Relevant Collateral Rig Contract”) (provided that, in the event that the Relevant Collateral Rig Contract has expired or terminated and such Collateral Rig is not subject to, or scheduled to become subject to another Relevant Collateral Rig Contract within the next 270 days (or such later date as may be approved by the Administrative Agent), the Company shall, or shall cause any applicable Restricted Subsidiary or ARO (so long as the ARO Equity Holder holds equity interests in ARO) to, promptly take such actions necessary to terminate or delete such temporary bareboat registration or temporary flag (or equivalent) for such Collateral Rig and return or re-flag such Collateral Rig to an Acceptable Flag Jurisdiction), so long as (i) such action is not prohibited by the laws of the jurisdiction of the vessel or ship registry or flag (x) under which such Collateral Rig is then currently registered in the name of the applicable Collateral Rig Owner and (y) under which such Collateral Rig is to have a foreign bareboat or temporary bareboat registration or a temporary flag (or equivalent) pursuant to this clause (a), (ii) the Collateral Rig Mortgage over such Collateral Rig is not prohibited by the laws of such jurisdictions or required to be released in connection therewith, and (iii) such Collateral Rig Mortgage shall remain as a legal, valid and binding obligation in full force and effect under the existing flag jurisdiction in which such Collateral Rig is registered in the name of the applicable Collateral Rig Owner and enforceable according to its terms; (b) in connection with any such bareboat registration or temporary re-flagging (or equivalent) referred to in clause (a) above, a temporary or provisional suspension (or similar) of registration issued by the vessel or ship registry of the Acceptable Flag Jurisdiction in which the relevant Collateral Rig is registered in the name of the applicable Collateral Rig Owner or of the right to fly to flag of such Acceptable Flag Jurisdiction; and (c) any other change of flag or vessel and/or ship registry to an Acceptable Flag Jurisdiction (including a termination or deletion of any registration or temporary flag (or equivalent) referred to in clause (a) above and return or re-flagging to an Acceptable Flag Jurisdiction), in each case subject to the Collateral Rig Requirements.
For the avoidance of doubt, nothing in this Amendment amends or modifies the Exhibits or Schedules to the Existing Credit Agreement.
Section 3.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction or the waiver of the following conditions precedent:
3.1Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Administrative Agent, the Credit Parties, and each of the Lenders constituting at least the Required Lenders signed on behalf of such persons.
3.2No Default. No Default or Event of Default shall have occurred and be continuing at the time of and immediately after giving effect to this Amendment.
3.3Representations and Warranties. All of the representations and warranties made by the Company under the Credit Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that (i) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects.
Without limiting the generality of the provisions of Section 10.05(a) of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Miscellaneous.
4.1Acceptable Flag Jurisdiction. Pursuant to the definition of “Acceptable Flag Jurisdiction” under the Credit Agreement, the Administrative Agent hereby approves the Kingdom of Saudi Arabia as an Acceptable Flag Jurisdiction, solely with respect to Collateral Rig V116 (a/k/a Rowan Mississippi) and Collateral Rig V250 (a/k/a Bob Palmer).
4.2Confirmation and Effect. The provisions of the Existing Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.
4.3Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on different counterpart signature pages, each of which shall be deemed an original, but all such counterparts taken together shall constitute one and the same Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed “.pdf” or “.tif” file or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, the physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require any Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent any Agent has agreed to accept any Electronic Signature, the Agents and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (b) upon the request of any Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Delivery of an executed counterpart of a signature page of this Amendment, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
4.4Final Agreement. This Amendment, the Credit Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5Governing Law; Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 11.15(b), 11.15(c), 11.15(d) and 11.15(e) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

4.6Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent.
4.7Indemnification. Section 11.14 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.
4.8Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
4.9Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.10Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.11Credit Document. This Amendment constitutes a Credit Document under and as defined in the Credit Agreement.
[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:	VALARIS LIMITED an exempted company incorporated under the laws of Bermuda By: /s/ Nick Georgas Name: Nick Georgas Title: Vice President – Treasurer and Investor Relations

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:	CITIBANK, N.A., as Administrative Agent

By: /s/ Maureen Mahoney
Name: Maureen Mahoney
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]

LENDER:	CITIBANK, N.A., as a Lender By: /s/ Maureen Mahoney Name: Maureen Mahoney Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]

LENDER:
DNB Capital LLC, as a Lender

By:    /s/ Andrew J. Shohet
Name: Andrew J. Shohet
Title: SVP & Head of Ocean Industries, North America

By:    /s/ Jessika Kai-Tseng Larsson
Name: Jessika Kai-Tseng Larsson
Title: First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender By: /s/ Priyankush Goswami Name: Priyankush Goswami Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Philip Tancorra Name: Philip Tancorra Title: Director By: /s/ Suzan Onal Name: Suzan Onal Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT]